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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: July 28, 2005

                                   uWink, Inc.
             (Exact name of registrant as specified in its charter)

         Utah                       000-29217                  87-0412110
   -----------------                ---------                  ----------
     (State or other               (Commission               (IRS Employer
jurisdiction of incorporation)     File Number)             Identification)


               12536 Beatrice Street Los Angeles, California 90066
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               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (310) 827-6900

                                 Not Applicable
         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants.

On July 27, 2005, uWink terminated Stonefield Josephson, Inc. ("SJ") as independent accountants of uWink, Inc. (the "Company"). SJ reported on the Company's financial statements for the years ended December 31, 2004, 2003 and 2002. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles but was modified as to a going concern.

During the Company's most recent full fiscal years ended December 31, 2004 and 2003 and up to the date of SJ's dismissal, there were no disagreements with SJ on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SJ, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

The Registrant has provided to SJ, its former independent certifying accountant, a copy of the disclosures contained in this Item 4.01 and the Registrant has requested a letter from SJ, addressed to the Commission, confirming the statements made by the Registrant in Item 4.01(a) of an 8K filed with the Commission on May 18, 2005. When we obtain the letter, we will report on a Form 8-K/A. (b) New Independent Accountants.

The Company engaged Kabani & Company, Inc. ("Kabani") to act as its independent auditors, effective July 27, 2005. During the Company's three most recent fiscal years and any subsequent interim period prior to engaging Kabani, the Company has not consulted Kabani regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Kabani did not provide either a written report or oral advice to the Company that Kabani concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits.

         (a)  Exhibit 99.1          Letter of uWink dated July 27, 2005

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date:  July 28, 2005            uWink, Inc.
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                                By:

                                /s/ NOLAN BUSHNELL
                                -----------------------
                                Nolan Bushnell
                                Chief Executive Officer